UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

(Rule 14a -101)
Information Required in a Proxy
Statement Schedule 14a Information

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.        )

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐ Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

FIRST EAGLE CREDIT OPPORTUNITIES FUND
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐ Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

First Eagle Credit Opportunities Fund

May 15, 2025

Dear Shareholder,

As a shareholder in First Eagle Credit Opportunities Fund (the “Fund”), you recently received a proxy communication via e-mail or in the mail in connection with the Special Meeting of Shareholders to be held on June 30, 2025.

Shareholders are being asked to consider and approve a new advisory agreement and a new sub-advisory agreement for the Fund. Shareholder approval is being requested due to a transaction in which Genstar Capital, a leading private equity firm, will own a majority investment in First Eagle Holdings, Inc (“FE Holdings”). Shareholders are also being asked to approve a new sub-advisory agreement for the Fund that will continue the existing sub-advisory arrangement subsequent to the prospective change of ownership of FE Holdings. Lastly, Shareholders are being asked to elect members to the Board of Trustees.

After careful consideration, your First Eagle Board of Trustees unanimously recommends shareholders vote FOR the new advisory agreement, FOR the new sub-advisory agreement and FOR the Trustee nominees. It is important that you exercise your right to vote. Please take a moment to sign, date and mail the enclosed proxy card in the pre-paid envelope or follow the instructions below to vote by telephone or internet.

How will the acquisition affect my investment?

If the proposal is approved, shareholders will receive the same service to what they are accustomed to. It is also important for you to know:

➢	There will be NO change in the advisory fees paid to the advisor.
➢	The same portfolio managers will continue to manage the Fund.
➢	The terms and conditions of the new Advisory Agreements are the same as the current agreements.

You and your fellow shareholders will have a substantial positive impact on the vote if you act early.

Vote by Phone by calling 1-833-876-6941 and speaking with a proxy voting specialist today. Our representatives are available weekdays from 10 a.m. to 11 p.m. Eastern time. You may also call the toll-free number on the enclosed card and follow the prompts.
Vote by Internet by visiting the internet address on the enclosed card and following the instructions.

If you have any questions or need assistance in voting, please contact our proxy solicitor, Sodali Fund Solutions (“SFS”) at 1-833-876-6941. Please note that an SFS representative may call you to assist in voting.

Thank you,

Mehdi Mahmud
President

FECOF_1_05.25

First Eagle Credit Opportunities Fund

May 21, 2025

Dear Shareholder,

The First Eagle Credit Opportunities Fund (the “Fund”) Special Meeting of Shareholders is scheduled to be held on June 30, 2025. I am pleased to report that your fellow shareholders have responded and have shown strong support for the new advisory agreement and sub-advisory agreement for the Fund. Greater than 97% of the votes cast to date support the proposals.

Please join your fellow shareholders by taking a few minutes to sign, date and mail the enclosed proxy card in the prepaid envelope or follow the instructions below to vote by telephone or internet.

Vote by Phone by calling 1-833-876-6941 and speaking with a proxy voting specialist today. Our representatives are available weekdays from 10 a.m. to 11 p.m. Eastern time. You may also call the toll-free number on the enclosed card and follow the prompts.
Vote by Internet by visiting the internet address on the enclosed card and following the instructions.

If you have any questions or need assistance in voting, please contact our proxy solicitor, Sodali Fund Solutions (“SFS”) at 1-833-876-6941. Please note that an SFS representative may call you to assist in voting.

Thank you,

Mehdi Mahmud
President

FECOF_2_06.25

First Eagle Credit Opportunities Fund

May 28, 2025

Dear Shareholder,

I continue to update you in connection with the Special Meeting of Shareholders of the First Eagle Credit Opportunities Fund (the “Fund”) scheduled to be held on June 30, 2025. You and your fellow shareholders are being asked to approve a new advisory agreement for the Fund that will continue the existing advisory arrangement with First Eagle Investment Management, LLC and to approve a new sub-advisory agreement for the Fund that will continue the existing sub-advisory arrangement between First Eagle Investment Management, LLC and First Eagle Alternative Credit, LLC. It is important to note that there is no change in the advisory fees paid to the Adviser.

Please join your fellow shareholders who have responded and are showing strong support for the proposal. Take advantage of your right to vote by signing, dating and mailing the enclosed proxy card in the prepaid envelope or follow the instructions below to vote by telephone or internet.

Vote by Phone by calling 1-833-876-6941 and speaking with a proxy voting specialist today. Our representatives are available weekdays from 10 a.m. to 11 p.m. Eastern time. You may also call the toll-free number on the enclosed card and follow the prompts.
Vote by Internet by visiting the internet address on the enclosed card and following the instructions.

If you have any questions or need assistance in voting, please contact our proxy solicitor, Sodali Fund Solutions (“SFS”) at 1-833-876-6941. Please note that an SFS representative may call you to assist in voting.

Thank you,

Mehdi Mahmud
President

FECOF_3_06.25

First Eagle Credit Opportunities Fund

June 17, 2025

Dear Shareholder,

The Special Meeting of Shareholders of the First Eagle Credit Opportunities Fund (the “Fund”) is scheduled to be held in approximately three weeks, on June 30, 2025. As a shareholder in the fund, you are being asked to approve a new advisory agreement for the Fund that will continue the existing advisory arrangement with First Eagle Investment Management, LLC and to approve a new sub-advisory agreement for the Fund that will continue the existing sub-advisory arrangement between First Eagle Investment Management, LLC and First Eagle Alternative Credit, LLC.

Please take a few minutes to sign, date and mail the enclosed proxy card in the prepaid envelope or follow the instructions below to vote by telephone or internet.

Vote by Phone by calling 1-833-876-6941 and speaking with a proxy voting specialist today. Our representatives are available weekdays from 10 a.m. to 11 p.m. Eastern time. You may also call the toll-free number on the enclosed card and follow the prompts.
Vote by Internet by visiting the internet address on the enclosed card and following the instructions.

If you have any questions or need assistance in voting, please contact our proxy solicitor, Sodali Fund Solutions (“SFS”) at 1-833-876-6941. Please note that an SFS representative may call you to assist in voting.

Thank you,

Mehdi Mahmud
President

FECOF_4_06.25